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                                                                      EXHIBIT 10


                                 BROWN & WOOD
                            ONE WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048-0557
                           TELEPHONE:  212-839-5300
                           FACSIMILE:  212-839-5599

                                        January 19, 1996

Sentinel Group Funds, Inc.
National Life Drive
Montpelier, Vermont  05604


Ladies and Gentlemen:

     This opinion is furnished in connection with the registration by Sentinel Group Funds, Inc., a Maryland corporation (the "Company"), of shares of its common stock, par value $.01 per share (the "Common Stock"), under the Securities Act of 1933, as amended, pursuant to a registration statement on Form N-1A (File No. 2-10685), as amended (the "Registration Statement"), in the amounts set forth under "Amount Being Registered" on the facing page of the Registration Statement. The shares of Common Stock being registered (the "Shares") consist of the following existing classes of Common Stock of the
Company: Sentinel Emerging Growth Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short-Intermediate Government Fund, and Sentinel U.S. Treasury Money Market Fund.

     As counsel for the Company, we are familiar with the


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proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Articles of Incorporation of the Fund, the By-Laws of the Fund, and such other documents as we have deemed appropriate for the purpose of this opinion.

     Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement, for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of Common Stock of the Company.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof.


                                             Very truly yours,

                                             /s/ Brown & Wood

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